                                                            Exhibit 5


                  SWINGMASTER GOLF AT CENTENNIAL, LTD.
                     A COLORADO LIMITED PARTNERSHIP
                          FINANCIAL STATEMENTS
                  DECEMBER 31, 1995 AND JUNE 30, 1996

                      MICHAEL B. JOHNSON & CO., P.C.
                             [LETTERHEAD]



Board of Directors
Swingmaster Golf at Centennial, Ltd.
A Colorado Limited Partnership
Englewood, Colorado 80112

We have audited the accompanying balance sheet of Swingmaster Golf at Centennial, Ltd. (A Colorado Limited Partnership) as of June 30, 1996 and December 31, 1995 and the related statements of operations, cash flows, and changes in partners' equity for the six month period ended June 30, 1996 and the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Swingmaster Golf at Centennial, Ltd., A Colorado Limited Partnership at June 30, 1996 and December 31, 1995, and the results of its operations and its cash flows for the six month period through June 30, 1996, and the fiscal year ended December 31, 1995, in conformity with generally accepted accounting principles.


MICHAEL B. JOHNSON & CO., P.C.

Denver, Colorado
August 16, 1996

                    SWINGMASTER GOLF AT CENTENNIAL, LTD.
                       A COLORADO LIMITED PARTNERSHIP
                               BALANCE SHEET

                                                JUNE 30,     DECEMBER 31,
                                                 1996            1995
                                                --------     ------------

ASSETS:

Current Assets:
Cash in Bank                                   $   1,992     $    1,258
Note Receivable                                    7,000          7,000
Inventory                                         30,174         21,200
                                                --------       --------
TOTAL CURRENT ASSETS                              29,186         29,458

FIXED ASSETS:
Furniture, Fixtures and Equipment                 32,092         30,084
Leashold Improvement - Building                   30,720         59,138
Leashold Improvement - Range                     721,765        696,872
Less Accumulated Depreciation                    (28,634)       (18,634)
                                               ---------       --------
NET FIXED ASSETS                                 815,943        767,460

OTHER ASSETS:
Escrow Deposits                                   22,041         21,755
                                                --------       --------
TOTAL OTHER ASSETS                                22,041         21,755
TOTAL ASSETS                                   $ 877,150     $  818,673
                                                --------       --------

LIABILITIES AND PARTNERS' EQUITY:

CURRENT LIABILITIES:
Accounts Payable                               $ 114,101     $   59,968
Accrued Expense Payable                           70,742         45,764
Current Portion - L/T Debt                        17,315         15,467
                                                --------       --------
TOTAL CURRENT LIABILITIES                        202,158        121,199

LONG TERM LIABILITIES:
S.B.A. Note Payable                              465,467        465,467
Note Payable - Partners                           115,692         12,500
                                                --------       --------
TOTAL LONG TERM LIABILITIES                      581,159        477,967

TOTAL LIABILITIES                                783,317        599,166

PARTNERS' EQUITY:
Partners' Capital                                219,507        431,709
Current Period Deficit                          (125,674)      (212,202)
                                                --------       --------
TOTAL PARTNERS' EQUITY                            93,833        219,507

TOTAL LIABILITIES AND PARTNERS' EQUITY         $ 877,150     $  816,673
                                                ========      =========

                     SWINGMASTER GOLF AT CENTENNIAL, LTD.
                        A COLORADO LIMITED PARTNERSHIP
                        STATEMENT OF OPERATIONS (LOSS)

                             SIX MONTH       YEAR ENDED
                            PERIOD ENDED    DECEMBER 31,
                           JUNE 30, 1996        1995
                          --------------  --------------
INCOME:
Operating Revenue            $ 206,283       $  73,294
Other--Interest income             344             486
                          --------------  --------------
TOTAL INCOME                   206,627          73,780
COST OF SALES                   39,364          17,961
                          --------------  --------------
NET PROFIT                     167,263          55,819
OPERATING EXPENSES:
Advertising                     12,292          13,729
Professional Fees                2,325          12,018
Management Fees                 36,981          35,153
Office Expenses                  4,836           4,942
Building & Land Rent            39,637          35,543
Loan Fees                           --          12,004
Employee & Labor Expense        80,313          49,322
Insurance Expense                6,120          10,186
Payroll Taxes                   10,841           9,102
Printing                         1,013           2,604
Supplies                         9,864          18,709
Equipment Rental                 8,057          11,475
Repair & Maintenance             5,519             335
Taxes & Licenses                17,270             977
Telephone                        2,359           2,642
Utilities                       14,690           7,913
Depreciation                    10,000          18,634
Interest Expense                29,756          22,362
Miscellaneous Expense            1,064             371
                          --------------  --------------
TOTAL EXPENSES                 292,937         268,021
NET (LOSS)                   $(125,674)      $(212,202)
                          ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                     SWINGMASTER GOLF AT CENTENNIAL, LTD.
                        A COLORADO LIMITED PARTNERSHIP
                           STATEMENT OF CASH FLOWS

                                                               SIX MONTHS
                                                             ENDED JUNE 30,     YEAR ENDED
                                                                  1996       DECEMBER 31, 1995
                                                            --------------  -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET (LOSS)                                                     $(125,674)        $(212,202)
 ADJUSTMENTS TO RECONCILE NET INCOME TO
   NET CASH USED FOR OPERATING ACTIVITIES:
   Depreciation                                                   10,000            18,634
   CHANGES IN CURRENT ASSETS AND CURRENT LIABILITIES:
   Increase in Note Receivable                                        --            (7,000)
   Increase in Inventory                                          (8,974)          (21,200)
   Increase (Decrease) in Payable/Accrual                         82,928           121,199
   Increase (Decrease) in Notes Payable                            1,848            15,467
   Increase in Deposits                                             (286)          (21,755)
                                                            --------------  -----------------
 NET CASH USED FOR OPERATING ACTIVITIES:                         (40,158)         (106,857)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Leasehold Improvements, Furniture and
 Equipment                                                       (58,483)         (786,094)
                                                            --------------  -----------------
 NET CASH USED FOR INVESTING ACTIVITIES                          (58,483)         (786,094)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net Change S.B.A. Note Payable                                    (3,817)          450,000
Net Change Partners' Note Payable                                103,192            12,500
Proceed From Partners' Capital Contribution                           --           431,559
                                                            --------------  -----------------
 NET CASH PROVIDED BY FINANCING ACTIVITIES                        99,375           894,059
NET INCREASE (DECREASE) IN CASH                                      734             1,108
BEGINNING CASH                                                     1,258               150
                                                            --------------  -----------------
ENDING CASH                                                    $   1,992         $   1,258
                                                            ==============  =================


  The accompanying notes are an integral part of these financial statements.

                      SWINGMASTER GOLF AT CENTENNIAL, LTD.
                         A COLORADO LIMITED PARTNERSHIP
                         NOTES TO FINANCIAL STATEMENTS
                      JUNE 30, 1996 AND DECEMBER 31, 1995


NOTE 1--THE COMPANY AND ITS SIGNIFICANT ACCOUNTING POLICIES:

Swingmaster Golf at Centennial, Ltd. (the Company) began from a private placement memorandum dated November 7, 1994 in the state of Colorado. The partnership was established to have the General Partner on behalf of the Partnership to construct, furnish and operate a "Golf Practice Facility". The golf facility has been appraised at over One Million Dollars.

The Following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

BASIS OF PRESENTATION:

1--Cash and Cash Equivalents:

For purposes of the statements of cash flows, the Company considers all instruments with a maturity of three months or less to be cash equivalents.

2--Revenue Recognition:

Net sales consists primarily of golf clothing and equipment and service revenue. Revenue is recognized for when the Company delivers the product. Service contact revenue is recognized over the term of the related service contract.

3--Inventories:

Inventories consist of golf clothing, equipment and supplies and are valued at the lower of cost (first-in, first-out method) or market.

4--Leasehold Improvements, Furniture, Fixtures and Depreciation:

Leasehold improvements, furniture, fixtures and equipment is stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives on a straight-line basis using a forty year and seven year service life.

5--Use of Estimates in the Preparation of Financial Statements:

The preparation of financial statements in conformity with generally accepted accounting principal requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                      SWINGMASTER GOLF AT CENTENNIAL, LTD.
                         A COLORADO LIMITED PARTNERSHIP
                         NOTES TO FINANCIAL STATEMENTS
                      JUNE 30, 1996 AND DECEMBER 31, 1995


NOTE 2-NOTES PAYABLE:

A $450,000 Small Business Administration note payable to First National Bank of Parker (nka Norwest Bank) was signed dated May 15, 1995. This note is payable in fifteen years with monthly payments of principal and interest in the amount of $5,186. The interest rate shall be eleven and three quarters percent (11-3/4%) per annum. The interest rate shall be adjusted up or down on the first business day of each quarter thereafter, by adding two and three quarters (2-3/4%) percentage points to the lowest New York prime rate. The Company has been paying interest only since the inception of the note and per management has a verbal agreement with the bank to continue this procedure. Two partner's personal residence as well as equipment is used for collateral.

The general partner which is a corporation, loaned the partnership $115,692 with an unsecured note with no interest rate and no maturity date.

NOTE 3-LEASE COMMITMENT:

The Company entered into a ground lease agreement with the County Airport Authority. The golf facility was developed on this ground.

The term of this Lease shall be for a period of twenty (20) years, commencing on the 1st day of November, 1994, ("Lease Commencement Date"), and terminating on the 31st day of October, 2014. At the option of Lessee, the term may be extended twice to an additional ten (10) years each time until the 31st day of October, 2034, if approved by the Federal Aviation Administration.

Commencing October 1, 1995, ten cents ($.10) per square foot per year, with an increase at the compounded rate of three percent (3%) per annum, effective October 1 of each Lease Year, commencing October 1, 1996, and two hundred per acre per year for the venues with an increase at the compounded rate of three percent (3%) per annum effective October 1 of each Lease Year, commencing October 1, 1996, plus a minimum of fifteen thousand ($15,000) if the Gross Income, measured from October 1 to September 30 of each year until the lease term expires ("Annual Gross Income") is up to five hundred thousand ($500,000), plus four percent (4%) of the Annual Gross Income greater than five hundred thousand ($500,000) and up to one million ($1,000,000) (collectively defined as "Percentage Rent"). The basic Rent shall be payable quarterly in advance i.e. on or before October 1, January 1, April 1, and July 1 of each Lease Year. The Lease Year commences October 1 and ends September 30 ("Lease Year"). Percentage Rent is payable within sixty (60) days after the end of each Lease Year.

The Company also entered into a lease agreement to lease the modular office building presently being utilized as the pro golf shop and administration office for a term of three years beginning June 1, 1996 and terminating on May 31, 1999. The monthly lease amount is $2,250.

                      SWINGMASTER GOLF AT CENTENNIAL, LTD.
                         A COLORADO LIMITED PARTNERSHIP
                         NOTES TO FINANCIAL STATEMENTS
                      JUNE 30, 1996 AND DECEMBER 31, 1995

NOTE 3-LEASE COMMITMENT CONT.:

The Company's ground and building lease expense for the six month period ended June 30, 1996 and the year ended December 31, 1995 was approximately $39,600 and $35,500, respectively. Approximate minimum annual future rental payments under the lease are as follows:


Year ended December 31,

1996                    $  69,387
1997                       42,000
1998                       42,000
1999                       26,250
2000                       15,000
Beyond                    210,000
                        ------------
                        $ 404,637
                        =============

NOTE 4-RELATED PARTY MANAGEMENT AGREEMENT:

The Company has entered into a Management Agreement with the general partner to receive ten percent of the gross revenue. The general partner, a corporation, has entered into an employment agreement with the President of the Corporation who is also the managing partner of Swingmaster. Compensation under this agreement for the six month period ended June 30, 1996 and the year ended December 31, 1995 amounted to approximately $34,000 and $50,000 respectively.